                                                                    EXHIBIT 99.4

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                                 (In thousands)

                                                                                Pro Forma
                                                                Historical   Adjustments (a)   Pro Forma
                                                                ----------   ---------------   ---------
Total revenue................................................    $371,558        $(34,854)(b)   $336,704
                                                                 --------        --------       --------
Operating costs and expenses:
   Cost of sales.............................................     322,795         (29,925)(c)    292,870
   Selling, general and administrative expenses..............      35,375          (3,168)        32,207
   Environmental expense recoveries..........................        (631)             --           (631)
                                                                 --------        --------       --------
   Total operating costs and expenses .......................     357,539         (33,093)       324,446
                                                                 --------        --------       --------
   Operating income..........................................      14,019          (1,761)        12,258

Other income (expense):
   Other income, net.........................................         279             (70)           209
   Interest expense, net.....................................     (16,743)             89        (16,654)
                                                                 --------        --------       --------
   Loss before income tax provision and minority interest....      (2,445)         (1,742)        (4,187)
Income tax provision ........................................       3,308            (757)         2,551
                                                                 --------        --------       --------
   Loss before minority interest ............................      (5,753)           (985)        (6,738)
Minority interest ...........................................         (28)             14            (14)
                                                                 --------        --------       --------
   Net loss .................................................    $ (5,781)       $   (971)      $ (6,752)
                                                                 ========        ========       ========

----------
(a) Reflects the activity of MeSA.

(b) Reflects the following:

     Total revenue of MeSA................................................................................   $(36,273)
     Adjustment of intergroup activity between MeSA and the companies retained by Metallurg Holdings......      1,419
                                                                                                             --------
                                                                                                             $(34,854)
                                                                                                             ========

(c) Reflects the following:

     Total cost of sales of MeSA..........................................................................   $(31,344)
     Adjustment of intergroup activity between MeSA and the companies retained by Metallurg Holdings......      1,419
                                                                                                             --------
                                                                                                             $(29,925)
                                                                                                             ========